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Jun 29, 2026 8:00 AM Eastern Daylight Time

BitGo Adds Qualified Custody Support for YLDS, an SEC-Registered Yield-Bearing Security Issued by Figure Certificate Company

Institutional clients can now hold YLDS through BitGo Bank & Trust, N.A., BitGo's OCC-regulated federally chartered digital asset trust bank.

NEW YORK--(BUSINESS WIRE)--BitGo Holdings, Inc. (NYSE: BTGO) ("BitGo"), the digital asset infrastructure company, today announced that BitGo Bank & Trust, N.A. ("BitGo Bank & Trust"), an OCC-regulated digital asset trust bank and subsidiary of BitGo, now supports qualified custody for YLDS, a yield-bearing digital security issued by Figure Certificate Company ("FCC"), a subsidiary of Figure Technology Solutions, Inc. (Nasdaq: FIGR; OPEN: FGRS).

YLDS is the first SEC-registered yield-bearing security: a public fixed-income debt security issued by FCC. Structured as a tokenized face-amount certificate, YLDS accrues yield daily at SOFR minus 35 basis points, which can be redeemed monthly in U.S. dollars or in additional YLDS at the holder's choice, with no staking or lock-up, subject to the terms and conditions of the applicable offering documents.

"Institutional adoption of digital assets depends on infrastructure that meets the standards of regulated financial markets," said Mike Belshe, CEO and Co-founder of BitGo. "By supporting qualified custody for registered digital securities such as YLDS, BitGo is helping institutions access emerging on-chain financial products through trusted, regulated infrastructure."

"YLDS is built for regulated capital looking to benefit from onchain settlement speed," said Mike Cagney, Executive Chairman & Co-founder of Figure. "As the only onchain SEC-registered debt security, YLDS provides stable yield with the liquidity and transferability of a stablecoin. With BitGo's support for YLDS, we will meet institutions where they are, making it easier to put capital to work within infrastructure they trust."

Unlike a payment stablecoin, YLDS is structured as a registered fixed-income digital security. It utilizes blockchain technology to support transfers and settlement across digital asset infrastructure, while allowing institutions to hold the asset within regulated custody workflows.

YLDS held through BitGo is maintained in qualified custody through BitGo Bank & Trust, with institutional-grade controls and offline key management. Subject to the terms and conditions of its offering documents, YLDS is designed to continue accruing its designated yield while maintained in custody.

The addition of YLDS reflects BitGo's plan to expand regulated infrastructure for institutions participating in digital asset markets, tokenized assets, and blockchain-based financial products.

About BitGo

BitGo (NYSE: BTGO) is the digital asset infrastructure company delivering custody, wallets, staking, trading, financing, stablecoins, and settlement services from regulated cold storage. Since 2013, BitGo has focused on accelerating the transition of the financial system to a digital asset economy. BitGo maintains a global presence and multiple regulated entities, including BitGo Bank & Trust, National Association, the first federally chartered digital asset trust bank owned by a publicly traded company. Today, BitGo serves thousands of institutions, including many of the industry's top brands, financial institutions, exchanges, and platforms, and millions of investors worldwide. For more information, visit www.bitgo.com.

BitGo

BITGO HOLDINGS, INC.

NYSE:BTGO

RELEASE VERSIONS

English

CONTACTS

Media Contact
press@bitgo.com

About YLDS / Figure Certificate Company

Figure Technology Solutions, Inc. (NASDAQ: FIGR; OPEN: FGRS) is a blockchain-native financial technology company founded in 2018 that leverages the Provenance Blockchain to streamline lending, capital markets, and asset tokenization. The company's subsidiaries include the largest non-bank HELOC lender in the United States, having processed over $23B in loans on-chain, and is recognized as the market leader in bringing real-world private credit assets onto the blockchain to enhance efficiency.

YLDS are unsecured face-amount certificates and solely backed by the assets of FCC, which is the issuer of the certificates. The registration of YLDS and FCC with the SEC does not imply approval of either by the SEC.

Forward-Looking Statements

Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict, that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the highly volatile nature of digital assets, technical issues in connection with the integration of supported digital assets and changes and upgrades to their underlying network, heightened scrutiny of our industry and operations, the theft, loss, or destruction of private keys required to access any digital assets held in custody for our own account or for our clients, errors in executing client transactions or managing our own trading activities, and the other factors discussed in the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC") on March 27, 2026, and its subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made and predictions as to future facts and conditions. While the Company believes these forward-looking statements are reasonable, readers of this press release are cautioned not to place undue reliance on any forward-looking statements. The information in this release is provided only as of the date of this release, and the Company does not undertake any obligation to update any forward-looking statement relating to matters discussed in this press release, except as may be required by applicable securities laws.

Contacts

Media Contact
press@bitgo.com

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